                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 11, 1996



                  JONES SPACELINK INCOME/GROWTH FUND 1-A, LTD.
             (Exact name of registrant as specified in its charter)



         Colorado                 0-16939                        84-1069504
         --------                 -------                        ----------
(State of Organization)   (Commission File No.)                 (IRS Employer
                                                             Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309                 (303) 792-3111
- ---------------------------------------------                 --------------
(Address of principal executive office and Zip Code            (Registrant's
                                                                telephone no.
                                                            including area code)

Item 2.  Disposition of Assets

         On April 11, 1996, Jones Spacelink Income/Growth Fund 1-A, Ltd. (the "Partnership"), a Colorado limited partnership, sold to Jones Cable Holdings, Inc. ("JCH"), a wholly owned subsidiary of Jones Intercable, Inc., the general partner of the Partnership, the cable television system operating in and around Lake Geneva, Wisconsin (the "Lake Geneva System") for a purchase price of $6,345,667, subject to normal closing adjustments, and the cable television system operating in and around Ripon, Wisconsin (the "Ripon System") for a purchase price of $3,712,667, subject to normal closing adjustments. The purchase prices were determined by averaging three separate independent appraisals of each of the cable television systems sold.

         No vote of the limited partners of the Partnership was required in connection with these transactions because the sales of the Lake Geneva System and the Ripon System, individually and collectively, did not represent the sale of all or substantially all of the Partnership's assets. Pursuant to the terms of an amendment to the Partnership's credit agreement, the Partnership is entitled to distribute $5,000,000 of the proceeds from the sales of the Lake Geneva System and the Ripon System to the limited partners, and the balance of the sale proceeds, approximately $5,058,000, will be applied to reducing the Partnership's outstanding indebtedness, which at December 31, 1995 totaled $11,605,582. The limited partners of the Partnership will receive, in April 1996, $195 for each $1,000 invested in the Partnership. Once the Partnership has completed this distribution of the net proceeds from these sales, limited partners of the Partnership will have received a total of $550 for each $1,000 invested in the Partnership, taking into account the prior distributions to limited partners.

         JCH subsequently exchanged the Lake Geneva System and the Ripon System, together with other cable television systems that it owned and cash, to Time Warner Entertainment Company, L.P. ("Time Warner"), an unaffiliated cable television system operator, in return for which Time Warner conveyed to JCH the cable television systems operating in and around Savannah, Georgia.

Item 7.  Financial Statements and Exhibits

         a.      Financial statements of businesses acquired.  Not applicable.

         b. Pro forma financial information. Pro forma financial statements of Jones Spacelink Income/Growth Fund 1-A, Ltd. reflecting the dispositions of the Lake Geneva System and the Ripon System.

         c.      Exhibits.

                 2.1. Asset Purchase Agreement dated September 5, 1995, between Jones Spacelink Income/Growth Fund 1- A, Ltd. and Jones Intercable, Inc. relating to the Ripon System is incorporated by reference from the Partnership's Current Report on Form 8-K dated September 11, 1995.

                 2.2. Asset Purchase Agreement dated September 5, 1995, between Jones Spacelink Income/Growth Fund 1- A, Ltd. and Jones Intercable, Inc. relating to the Lake Geneva System is incorporated by reference from the Partnership's Current Report on Form 8-K dated September 11, 1995.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JONES SPACELINK INCOME/
                                  GROWTH FUND 1-A, LTD.
                                  By:      Jones Intercable, Inc.,
                                           its General Partner


Dated:  April 25, 1996            By:      /s/ Elizabeth M. Steele
                                           ----------------------------------
                                           Elizabeth M. Steele
                                           Vice President and Secretary

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                OF JONES SPACELINK INCOME/GROWTH FUND 1-A, LTD.



         The following unaudited pro forma balance sheet assumes that as of December 31, 1995, Jones Spacelink Income/Growth Fund 1-A, Ltd. (the "Partnership") had sold the cable television system serving areas in and around Lake Geneva, Wisconsin (the "Lake Geneva System") for $6,345,667 and had sold the cable television system serving areas in and around Ripon, Wisconsin (the "Ripon System") for $3,712,667. The funds available to the Partnership, adjusting for the estimated net closing adjustments, are expected to total approximately $10,052,100 for the Lake Geneva System and Ripon System.
Pursuant to the terms of an amendment to the Partnership's credit agreement, the Partnership is entitled to distribute $5,000,000 of the proceeds from the sales of the Lake Geneva System and the Ripon System to the limited partners, and the balance of the sale proceeds, approximately $5,052,100, will be applied to reducing the Partnership's outstanding indebtedness, which at December 31, 1995 totaled $11,605,582. The unaudited Pro Forma Statements of Operations assume that the Lake Geneva System and the Ripon System were sold as of January 1, 1995. The Partnership will continue to own the cable television system serving areas in and around Bluffton, Indiana (the "Bluffton System").

         The unaudited pro forma financial information should be read in conjunction with the appropriate notes to the unaudited pro forma financial information.

         ALL OF THE FOLLOWING UNAUDITED PRO FORMA FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF DECEMBER 31, 1995 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                  JONES SPACELINK INCOME/GROWTH FUND 1-A, LTD.

                       UNAUDITED PRO FORMA BALANCE SHEET
                               December 31, 1995

                                                                              Pro Forma        Pro Forma
                                                            As Reported      Adjustments        Balance
                                                           -------------    -------------     -----------
ASSETS
Cash and Cash Equivalents                                  $     313,553    $   5,000,000     $ 5,313,553
Trade Receivables, net                                           226,616         (121,067)        105,549
Investment in Cable Television Properties:
  Property, plant and equipment, net                           9,166,179       (3,318,771)      5,847,408
  Intangible assets, net                                       8,477,446       (2,544,797)      5,932,649
                                                           -------------    -------------     -----------

    Total investment in cable television properties           17,643,625       (5,863,568)     11,780,057
Deposits, Prepaid Expenses and Deferred Charges                   53,546           (6,229)         47,317
                                                           -------------    -------------     -----------

Total Assets                                               $  18,237,340         (990,864)    $17,246,476
                                                           =============    =============     ===========

LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt                                                     $  11,605,582       (5,052,086)    $ 6,553,496
  Accounts Payable and Accrued Liabilities                       446,688         (104,542)        342,146
  Subscriber prepayments                                          51,473          (29,002)         22,471
  Accrued Distribution to Limited Partners                       315,657        5,000,000       5,315,657
                                                           -------------    -------------     -----------

    Total Liabilities                                         12,419,400         (185,630)     12,233,770
                                                           -------------    -------------     -----------

Partners' Capital:
  General Partner                                               (161,958)            -           (161,958)
  Limited Partners                                             5,979,898         (805,234)      5,174,664
                                                           -------------    -------------     -----------

    Total Partners' Capital                                    5,817,940         (805,234)      5,012,706
                                                           -------------    -------------     -----------

  Total Liabilities and Partners' Capital                  $  18,237,340         (990,864)    $17,246,476
                                                           =============    =============     ===========





     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited balance sheet.

                  JONES SPACELINK INCOME/GROWTH FUND 1-A, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995



                                                                                 Pro Forma        Pro Forma
                                                             As Reported        Adjustments        Balance
                                                            -------------      --------------   ------------
REVENUES                                                    $   6,838,837      $  (2,040,590)   $  4,798,247
COSTS AND EXPENSES:
  Operating expense                                             3,426,527         (1,028,137)      2,398,390
  Management fees and allocated overhead from
    general partner                                               880,721           (273,858)        606,863
  Depreciation and Amortization                                 3,161,861         (1,370,204)      1,791,657
                                                            -------------      -------------    ------------

OPERATING LOSS                                                   (630,272)           631,609           1,337
                                                            -------------      -------------    ------------

OTHER INCOME (EXPENSES):
  Interest expense                                               (870,843)           341,848        (528,995)
  Other, net                                                        5,646             10,314          15,960
                                                            -------------      -------------    ------------

    Total other income (expense), net                            (865,197)           352,162        (513,035)
                                                            -------------      -------------    ------------

NET LOSS                                                    $  (1,495,469)     $     983,771    $   (511,698)
                                                            =============      =============    ============
NET LOSS PER LIMITED PARTNERSHIP
  INTEREST                                                  $      (28.87)                      $      (9.88)
                                                            =============                       ============





     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                  JONES SPACELINK INCOME/GROWTH FUND 1-A, LTD.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


         1) The following calculations present the sales of the Lake Geneva System and the Ripon System and the resulting estimated proceeds expected to be received by the Partnership.


         2) The unaudited pro forma balance sheet assumes that the Partnership had sold the Lake Geneva System for $6,345,667 and the Ripon System for $3,712,667 as of December 31, 1995. The unaudited statements of operations assume that the Partnership had sold the Lake Geneva System and the Ripon System as of January 1, 1995.


         3) The estimated gain recognized from the sale of the Lake Geneva System and the Ripon System and corresponding estimated distribution to limited partners as of December 31, 1995 has been computed as follows:


GAIN ON SALE OF ASSETS:

Contract sales price                                                                 $     10,058,334
Less:    Net book value of investment in cable television properties
         at September 30, 1995                                                              5,863,568
                                                                                     -----------------

Gain on sale of assets                                                               $      4,194,766
                                                                                     =================

DISTRIBUTIONS TO PARTNERS:
Contract sales price                                                                 $     10,058,334
Working Capital Adjustment:
Add:     Trade receivables, net                                                               121,067
         Prepaid expenses                                                                       6,229
Less     Accrued liabilities                                                                 (104,542)
         Subscriber prepayments                                                               (29,002)
                                                                                     ----------------

Adjusted cash received                                                                     10,052,086
Less:    Prepayment of outstanding debt to third parties                                   (5,052,086)
                                                                                     ----------------

Cash distribution to limited partners                                                $      5,000,000
                                                                                     =================


         4) The Pro Forma Statements of Operations reflect the sale of the Lake Geneva System and the Ripon System and the repayment of $5,052,086 of debt. The Partnership will continue to own and operate the Bluffton System.